                                                                    Exhibit 10.4

                               Jameson Drive LLC
                      c/o Citco Trustees (Cayman) Limited
                               Commercial Centre
                              P.O. Box 31106 SMB
                                 Grand Cayman
                                Cayman Islands
                              British West Indies


                                                                   July 10, 2001


The Ashton Technology Group, Inc.
Eleven Penn Center
1835 Market Street, Suite 420
Philadelphia, Pennsylvania 19103

            Re. The Ashton Technology Group, Inc. (the "Company").
            -----------------------------------------------------

Gentlemen:

     Reference is made to the Company's common stock purchase warrant of even date hereof (the "Warrant") pursuant to which Jameson Drive LLC (the "Holder")
                  -------                                             ------
is entitled to purchase up to 1,506,024 shares of the Company's common stock, $.01 par value per share (the "Warrant Shares").
                               --------------

     This is to inform you that the Holder agrees that prior to the sixth (6th) month anniversary of the date hereof, the Holder will not exercise its right to purchase Warrant Shares pursuant to the Warrant. Except as otherwise set forth in the immediately preceding sentence, the Holder shall continue to retain any and all rights and privileges available to it pursuant to the Warrant or any other documents executed in connection with the issuance of the Warrant.


                                   Very Truly Yours,

                                   Jameson Drive LLC


                                   By:_____________________________________
                                   Name:
                                   Title:

Accepted and agreed as of July 10, 2001:

The Ashton Technology Group, Inc.


By:_____________________________________
   Name:
   Title: